PHC Certificates	12 Months Ended
Dec. 31, 2015
Public Housing Capital Fund Trusts [Abstract]
Investments in Debt and Equity Investments, Cash and Cash Equivalents, Unrealized and Realized Gains (Losses), Public Housing Capital Funds Trust [Text Block]

6. PHC Certificates

In July 2012, the Partnership purchased 100% of the LIFERs in the PHC TOB Trusts which acquired approximately $65.3 million of PHC Certificates issued by three trusts (“PHC Trusts”) sponsored by DB. The assets held by the PHC Trusts consist of custodial receipts evidencing loans made to a number of public housing authorities. Principal and interest on these loans are payable by the respective public housing authorities out of annual appropriations to be made to the public housing authorities by HUD. Under HUD’s Capital Fund Program established under the Quality Housing and Work Responsibility Act of 1998 (the “Capital Fund Program”). The PHC Trusts have a first lien on these annual Capital Fund Program payments to secure the public housing authorities’ respective obligations to pay principal and interest on their loans. The loans payable by the public housing authorities are not debts, nor guaranteed by the United States of America or HUD. Interest payable on the public housing authority debt held by the PHC Trusts is exempt from federal income taxes. The PHC Certificates issued by each of the PHC Trusts have been rated investment grade by Standard & Poor’s.

The Partnership purchased the LIFERS issued by the PHC TOB Trusts for approximately $16.0 million and pledged the LIFERS to the trustee to secure certain reimbursement obligations of the Partnership as the holder of LIFERS. The PHC TOB Trusts also issued SPEARS of approximately $49.0 million to unaffiliated investors. The SPEARS represent senior interests in the PHC TOB Trusts and have been credit enhanced by DB. The LIFERS entitle the Partnership to all principal and interest payments received by the PHC TOB Trusts on the $65.3 million of PHC Certificates held by it after preferred return payments due to the holders of the SPEARS and trust costs. The SPEARS bear interest at a variable rate based on Securities Industry and Financial Markets Association (“SIFMA”) rates.

The Partnership determined that the three PHC TOB trusts are variable interest entities and that the Partnership was the primary beneficiary of each of the three PHC TOB trusts. As a result, the Partnership reports the PHC TOB Trusts on a consolidated basis and the SPEARS as debt financing. In determining the primary beneficiary of these specific VIEs, the Partnership considered who has the power to control the activities of the VIEs which most significantly impact their financial performance, the risks that the entity was designed to create, and how each risk affects the VIE. The indenture for the PHC TOB trusts stipulates that the Company has the sole right to cause the PHC TOB trusts to sell the PHC Certificates. If they were sold, the extent to which the VIEs will be exposed to gains or losses associated with variability in the PHC Certificates’ fair value arising from changes in municipal bond market rates therefore would result from decisions made by the Partnership.

The Partnership had the following investments in the PHC Certificates on December 31, 2015 and 2014:

	December 31, 2015
Description of PHC Certificates	Cost Adjusted for Paydowns	Unrealized Gain	Unrealized Loss	Estimated Fair Value
PHC Certificate Trust I	$27,274,451	$1,482,376	$-	$28,756,827
PHC Certificate Trust II	11,081,987	365,443	-	11,447,430
PHC Certificate Trust III	20,513,351	-	(10,318)	20,503,033
	$58,869,789	$1,847,819	$(10,318)	$60,707,290

	December 31, 2014
Description of PHC Certificates	Cost Adjusted for Paydowns	Unrealized Gain	Unrealized Loss	Estimated Fair Value
PHC Certificate Trust I	$27,414,100	$933,789	$-	$28,347,889
PHC Certificate Trust II	11,999,721	152,293	-	12,152,014
PHC Certificate Trust III	20,474,100	289,120	-	20,763,220
	$59,887,921	$1,375,202	$-	$61,263,123

Valuation - As all of the Partnership’s investments in PHC Certificates are classified as available-for-sale securities and are carried on the consolidated balance sheet at their estimated fair values. As of December 31, 2015, the weighted average base rate of the PHC Trust Certificates was approximately 5.2% per annum. Due to the limited market for the PHC Certificates, these estimates of fair value do not necessarily represent what the Partnership would actually receive in a sale of the certificates. The estimates of the fair values of these PHC Certificates is based on a yield to maturity analysis which begins with the current market yield rate for a “AAA” rated tax-free municipal bond for a term consistent with the weighted-average life of each of the PHC Certificates adjusted largely for unobservable inputs the Partnership believes would be used by market participants which includes adjustments for the fact that the PHC Certificates investment grade rating is below “AAA”. The Partnership’s valuation encompasses judgment in its application and pricing as determined by pricing services, when available, is compared to the Partnership’s estimates. The PHC Certificates are “AA-”, “A+”, and “BBB” rated and the range of effective yields was 3.9% to 5.7% per annum at December 31, 2015. Additionally, the Partnership calculated the sensitivity of the key assumption used in calculating the fair values of these PHC Certificates which is the yield for a new issuance of a similarly structure security. Assuming a 10% adverse change in that key assumption, the effective yields on the individual PHC Certificates would increase to a range of 4.3% to 6.2% per annum and would result in additional unrealized losses on the PHC Certificates of approximately $2.0 million. This sensitivity analysis is hypothetical and is as of a specific point in time. The results of the sensitivity analysis may not be indicative of actual changes in fair value and should be used with caution. If available, the Partnership may also consider other information from external sources, such as pricing services. The most recent update on the annual appropriations from HUD disclosed no significant changes in the program which means the underlying performance of the PHC Certificates will be in line with expectations until the next annual update. Further, there have been no downgrades in the investment grade rating of any of the three PHC Certificates noted since the investment was originally acquired in July 2012.

The following table sets forth certain information relating to the PHC Certificates held in the PHC TOB Trusts:

	Weighted Average Lives (Years)	Investment Rating	Weighted Average Interest Rate over Life	Principal Outstanding December 31, 2015
Public Housing Capital Fund Trust Certificate I	9.25	AA-	5.33%	$25,980,780
Public Housing Capital Fund Trust Certificate II	8.67	A+	4.29%	11,465,660
Public Housing Capital Fund Trust Certificate III	9.81	BBB	5.42%	20,898,432
Total Public Housing Capital Fund Trust Certificates				$58,344,872

	Weighted Average Lives (Years)	Investment Rating	Weighted Average Interest Rate over Life	Principal Outstanding December 31, 2014
Public Housing Capital Fund Trust Certificate I	10.25	AA-	5.33%	$25,980,780
Public Housing Capital Fund Trust Certificate II	9.72	A+	4.28%	12,429,186
Public Housing Capital Fund Trust Certificate III	10.81	BBB	5.42%	20,898,432
Total Public Housing Capital Fund Trust Certificates				$59,308,398